SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Small Mid Cap Value VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1024